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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       February 11, 2004
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


       Delaware                         001-13581                38-3139487
---------------------            -----------------------     ------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)



                     28213 Van Dyke Avenue, Warren, MI 48093
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (586) 751-5600
                                                          ----------------


         (Former name or former address, if changed since last report)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits.  The following exhibit is being furnished herewith:

                  99. Noble International, Ltd. press release, dated February 11, 2004.

ITEM 9. REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12).

              On February 11, 2004, Noble International, Ltd. issued a press release announcing its Fourth quarter 2003 earnings of $0.24 per diluted share from continuing operations. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of Noble International, Ltd is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided under Release No. 34-47583.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NOBLE INTERNATIONAL, LTD.,
                                               a Delaware corporation
                                               (Registrant)


Date: March 15, 2004                            By: /s/ Michael C. Azar
                                                   -----------------------------
                                                   Michael C. Azar
                                                   Secretary and General Counsel






                                       2
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                                 EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      ------------
EX-99.           Noble International, Ltd. Press Release, dated
                 February 11, 2004.